STOCK PLEDGE AGREEMENT

          This STOCK PLEDGE AGREEMENT (this "Agreement"), dated as of July 29, 2005, is entered into between DONALD A. COOK ("Grantor"), and VSOURCE (USA), INC, a Delaware corporation ("Lender"), with reference to the following:

          WHEREAS, Grantor beneficially owns the shares (the "Pledged Shares") listed on Schedule A attached hereto and hereby incorporated herein;

          WHEREAS, Grantor is entering into this Pledge Agreement to further secure that certain Secured Promissory Note (the "Note") made by CLINICIS-PHOENIX SURGERY CENTER, LLC in the original principal amount of One Hundred Thousand Dollars ($100,000) in favor of Lender, dated as of the date hereof;

          WHEREAS; in order to induce Lender to grant the extensions of credit and other financial accommodations provided to CLINICIS-PHOENIX SURGERY CENTER, LLC, pursuant to that certain loan agreement by and between CLINICIS-PHOENIX SURGERY CENTER, LLC and Lender dated as of the date hereof (the "Loan Agreement"), Grantor desires to pledge, grant, transfer, and assign to Lender a security interest in the Collateral (as hereinafter defined) owned by Grantor as security for the Note.

          NOW, THEREFORE, in consideration of the mutual promises, covenants, representations, and warranties set forth herein and for other good and valuable consideration, the parties hereto agree as follows:

          1.    Definitions and Construction.

(a) Definitions. As used in this Agreement:
"Agreement" shall mean this Stock Pledge Agreement.
"Bankruptcy Code" shall mean The Bankruptcy Reform Act of 1978 (11 U.S.C. §§101-1330), as amended or supplemented from time to time, and any successor statute, and all of the rules issued or promulgated in connection therewith.

"Business Day" shall have the meaning ascribed thereto in the Credit Agreement.
"Chief Executive Office" shall mean where Grantors are deemed located pursuant to §9-307 of the Code.
"Code" shall mean the Delaware Uniform Commercial Code, as amended from time to time.
"Collateral" shall mean the Pledged Shares and the Proceeds, collectively.
"Event of Default" shall mean a default under the Note, the Loan Agreement or any other document securing or evidencing the same.
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"Holder" and "Holders" shall have the meanings ascribed thereto in Section 3 of this Agreement.
"Issuer" shall mean that party listed as such on Schedule A attached hereto and hereby incorporated herein, and shall also mean any successor thereto, whether by merger or otherwise.
"Lien" shall mean any lien, mortgage, pledge, assignment (including any assignment of rights to receive payments of money), security interest, charge, or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, or any agreement to give any security interest).

"Loan Agreement" shall have the meaning ascribed thereto in the recitals of this Agreement.
"Note" shall have the meaning ascribed thereto in the Loan Agreement.
"Pledged Shares" shall have the meaning ascribed thereto in the recitals to this Agreement.
"Proceeds" shall mean all proceeds (including proceeds of proceeds) of the Pledged Shares including all: (a) rights, benefits, distributions, premiums, profits, dividends, interest, cash, instruments, documents of title, accounts, contract rights, inventory, equipment, general intangibles, deposit accounts, chattel paper, and other property from time to time received, receivable, or otherwise distributed in respect of or in exchange for, or as a replacement of or a substitution for, any of the Pledged Shares or proceeds thereof (including any cash, stock, or other securities or instruments issued after any recapitalization, readjustment, reclassification, merger or consolidation with respect to the Issuers and any claims against securities intermediaries under §8-511 of the Code or otherwise); (b) "proceeds," as such term is defined in §9-102 of the Code; (c) proceeds of any insurance, indemnity, warranty, or guaranty (including guaranties of delivery) payable from time to time with respect to any of the Pledged Shares or proceeds thereof; (d) payments (in any form whatsoever) made or due and payable to Grantors from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Pledged Shares or proceeds thereof; and (e) other amounts from time to time paid or payable under or in connection with any of the Pledged Shares, or proceeds thereof.

"Lender" shall have the meaning ascribed thereto in the preamble to this Agreement.
"Securities Act" shall have the meaning ascribed thereto in Section 8(b) of this Agreement.

All initially capitalized terms used herein and not otherwise defined shall have the meaning ascribed thereto in the Loan Agreement.

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(b) Construction.
(i) Unless the context of this Agreement clearly requires otherwise, references to the plural includes the singular and to the singular include the plural, the part include the whole, the term "including" is not limiting, and the term "or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or." The words "hereof," "herein," thereby," "hereunder," and other similar terms in this Agreement refer to this Agreement as a whole and not exclusively to any particular provision of this Agreement. Article, section, subsection, exhibit, and schedule references are to this Agreement unless otherwise specified. All of the exhibits or schedules attached to this Agreement shall be deemed incorporated herein by reference. Any reference to any of the following documents includes any and all alterations, amendments, extensions, modifications, renewals, or supplements thereto or thereof, as applicable: this Agreement and the Loan Agreement.

(ii) Neither this Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against Lender or Grantor, whether under any rule of construction or otherwise. On the contrary, this Agreement has been reviewed by both of the parties and their respective counsel and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of the parties hereto.

(iii) In the event of any direct conflict between the express terms and provisions of this Agreement and of the Loan Agreement, the terms and provisions of the Loan Agreement shall control.

          2.    Pledge. As security for the prompt payment and performance of the Note, Securities Purchase Agreement, and other debt owed to Lender by CLINICIS-PHOENIX SURGERY CENTER, LLC (collectively, the "Indebtedness") in full by CLINICIS-PHOENIX SURGERY CENTER, LLC when due, whether at stated maturity, by acceleration or otherwise (including amounts that would become due but for the operation of the automatic stay under §362(a) of the Bankruptcy Code), Grantor hereby pledges, grants, transfers, and assigns to Lender a security interest in all of Grantor's right, title, and interest in and to the Collateral.

          3.    Delivery and Registration of Collateral.

(a) All certificates or instruments representing or evidencing the Collateral shall be promptly delivered by Grantor to Hughes & Luce, LLP, counsel for the Lender, pursuant hereto at their offices located at 2800 Bank One Center, 1717 Main Street, Dallas, Texas 75201, Attn: I. Bobby Majumder, Esq., and shall be held by or on behalf of Lender pursuant hereto, and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Lender.

(b) Lender shall have the right, at any time during the continuance of an Event of Default, to transfer to or to register on the books of the Issuer (or of any other Person
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maintaining records with respect to the Collateral) in the name of Lender or any of its nominees any or all of the Collateral. In addition, Lender shall have the right at any time to exchange certificates or instruments representing or evidencing Collateral for certificates or instruments of smaller or larger denominations.

(c) If, at any time during the continuance of an Event of Default, any Collateral (including any certificate or instrument representing or evidencing any Collateral) is in the possession of a person or entity other than Lender or Grantor (a "Holder"), then Grantor shall immediately, at Lender's option, either cause such Collateral to be delivered into Lender's possession, or execute and deliver to such Holder a written notification/instruction, and take all other steps necessary to perfect the security interest of Lender in such Collateral, including obtaining from such Holder a written acknowledgment that such Holder holds such Collateral for Lender, all pursuant to §§9-313 and 9-328 of the Code or other applicable law governing the perfection of Lender's security interest in the Collateral in the possession of such Holder. Each such notification/instruction and acknowledgment shall be in form and substance satisfactory to Lender.

(d) If at any time and from time to time any Collateral consists of an uncertificated security or a security in book entry form, then Grantor shall immediately cause such Collateral to be registered or entered, as the case may be, in the name of Lender, or otherwise cause Lender's security interest thereon to be perfected in accordance with applicable law.

          4.    Voting Rights and Dividends.

(a) So long as no Event of Default shall have occurred and be continuing and until such time as Lender has given notice to Grantor that Lender is exercising its rights under Section 4(b) below, Grantor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Collateral or any part thereof for any purpose and shall be entitled to receive and retain any cash dividends or distributions paid in respect of the Collateral.

(b) Upon the occurrence and during the continuance of an Event of Default and notice from Lender to Grantor that Lender is exercising its rights under this Section 4(b), all rights of Grantor to exercise the voting and other consensual rights or receive and retain cash dividends or distributions which it would otherwise be entitled to exercise or receive and retain, as applicable pursuant to Section 4(a) above shall cease, and all such rights shall thereupon become vested in Lender, who shall thereupon have the sole right to exercise such voting or other consensual rights and to receive and retain such cash dividends and distributions. Grantor shall execute and deliver (or cause to be executed and delivered) to Lender all such proxies and other instruments as Lender may request for the purpose of enabling Lender to exercise the voting and other rights which it is entitled to exercise pursuant to this subsection (b).

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          5.    Representations and Warranties. Grantor represents, warrants, and covenants as follows:

(a) Grantor has taken all steps it deems necessary or appropriate to be informed on a continuing basis of changes or potential changes affecting the Collateral (including rights of conversion and exchange, rights to subscribe, payment of dividends, reorganizations or recapitalization, tender offers and voting rights), and Grantor agrees that Lender shall have no responsibility or liability for informing Grantor of any such changes or potential changes or for taking any action or omitting to take any action with respect thereto;

(b) All information herein or hereafter supplied to Lender by or on behalf of Grantor in writing with respect to the Collateral is, or in the case of information hereafter supplied will be, accurate and complete in all material respects;

(c) Grantor is and will be the sole legal and beneficial owner of the Collateral (including the Pledged Shares set forth in Schedule A attached hereto and all other Collateral acquired by Grantor after the date hereof) free and clear of any adverse claim, lien, security interest, or other right, title, or interest of any party;

(d) This Agreement, and the delivery to Lender of the Pledged Shares representing Collateral (or the delivery to all Holders of the Pledged Shares representing Collateral of the notification/instruction referred to in Section 3 of this Agreement), creates a valid, perfected, and first priority security interest in all of the Pledged Shares in favor of Lender securing payment of the Indebtedness, and all actions necessary to achieve such perfection have been duly taken;

(e) Schedule A to this Agreement is true and correct and complete in all material respects; without limiting the generality of the foregoing: (i) all the Pledged Shares are in certificated form, except as otherwise noted on Schedule A to this Agreement, and, except to the extent registered in the name of Lender or its nominee pursuant to the provisions of this Agreement, are registered in the name of Grantor; and (ii) the Pledged Shares, as to the Issuer, constitute at least the percentage of all the fully diluted issued and outstanding shares of stock of Issuer as set forth in Schedule A to this Agreement;

(f) There are no presently existing Proceeds owned by Grantor, except as set forth in Schedule C hereto;
(g) The Pledged Shares have been duly authorized and validly issued and are fully paid and nonassessable; and
(h) Neither the pledge of the Collateral pursuant to this Agreement nor the extensions of credit represented by the Indebtedness violates Regulation G, T, U or X of the Board of Governors of the Federal Reserve System.

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          6.    Further Assurances.

(a) Grantor agrees that from time to time, at the sole expense of Grantor, Grantor will promptly execute and deliver all further instruments and documents, and take all further action that may be necessary or that Lender may reasonably request in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Lender to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, Grantor will: (i) at the request of Lender, mark conspicuously its records pertaining to the Collateral with a legend, in form and substance satisfactory to Lender, indicating that such Collateral is subject to the security interest granted hereby; (ii) file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as Lender may reasonably request in order to perfect and preserve the security interests granted or purported to be granted hereby; (iii) allow inspection of the Collateral by Lender or Persons designated by Lender; and (iv) appear in and defend any action or proceeding that may affect Grantor's title to or Lender's security interest in the Collateral.

(b) Grantor hereby authorizes Lender to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of Grantor where permitted by law. A carbon, photographic, or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

(c) Grantor will furnish to Lender, upon the request of Lender: (i) a certificate executed by Grantor, and dated as of the date of delivery to Lender, itemizing in such detail as Lender may reasonably request, the Collateral which, as of the date of such certificate, has been delivered to Lender by Grantor pursuant to the provisions of this Agreement; and (ii) such statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Lender may reasonably request.

          7.    Covenants of Grantor. Grantor shall:

(a) At all times keep at least one complete set of records concerning substantially all of the Collateral at the address set forth in Schedule B hereto, and not change the location of such records without giving Lender at least thirty (30) days prior written notice thereof;

(b) Upon receipt by Grantor, in his capacity as holder of Pledged Shares, of any material report, or other material communication from the Issuer or any Holder relating to all or any part of the Collateral, deliver such notice, report or other communication to Lender as soon as possible, but in no event later than five (5) Business Days following the receipt thereof by Grantor.

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          8.    Remedies upon Default. Upon the occurrence and during the continuance of an Event of Default:

(a) Lender may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it at law or in equity, all the rights and remedies of a secured party on default under the Code (irrespective of whether the Code applies to the affected items of Collateral), and Lender may also without notice (except as specified below) sell the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of Lender's offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as Lender may deem commercially reasonable, irrespective of the impact of any such sales on the market price of the Collateral. To the maximum extent permitted by applicable law, Lender may be the purchaser of any or all of the Collateral at any such sale and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply all or any part of the Indebtedness as a credit on account of the purchase price of any Collateral payable at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of Grantor, and Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay, or appraisal that it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Grantor agrees that, to the extent notice of sale shall be required by law, at least ten (10) calendar days notice to Grantor of the time and place of any public sale or the time after which a private sale is to be made shall constitute reasonable notification. Lender shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. To the maximum extent permitted by law, Grantor hereby waives any claims against Lender arising because the price at which any Collateral may have been sold at such a private sale was less than the price that might have been obtained at a public sale, even if Lender accepts the first offer received and does not offer such Collateral to more than one offeree. Lender may exercise its rights and remedies against all or part of the Collateral without regard to whether the Collateral is owed by all or less than all of the Creditors.

(b) Grantor hereby acknowledges that the sale by Lender of any Collateral pursuant to the terms hereof, in compliance with the Securities Act of 1933 as now in effect or as hereafter amended, or any similar statute hereafter adopted with similar purpose or effect (the "Securities Act"), as well as applicable "Blue Sky" or other state securities laws, may require strict limitations as to the manner in which Lender or any subsequent transferee of the Collateral may dispose thereof. Grantor acknowledges and agrees that in order to protect Lender's interest it may be necessary to sell the Collateral at a price less than the maximum price attainable if a sale were delayed or were made in another manner, such as a public offering under the Securities Act. Grantor has no objection to sale in such a manner and agrees that such a sale shall not, solely by reason thereof, be deemed to be commercially unreasonable. Without limiting the generality of the foregoing, Grantor agrees that, upon the occurrence and during the continuation of an

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Event of Default, Lender may, subject to applicable law, from time to time attempt to sell all or any part of the Collateral by a private placement, restricting the bidders and prospective purchasers to those who will represent and agree that they are purchasing for investment only and not for distribution. In so doing, Lender may solicit offers to buy the Collateral or any part thereof for cash, from a limited number of investors deemed by Lender to be institutional investors or other responsible parties who might be interested in purchasing the Collateral. If Lender shall solicit such offers, then the acceptance by Lender of one of the offers shall be deemed to be a commercially reasonable method of disposition of the Collateral.

          Grantor acknowledges that there is no adequate remedy at law for failure by it to comply with the provisions of this Section 8 and that such failure would not be adequately compensable in damages, and therefore agrees that its agreements contained in this Section may be specifically enforced.

          9.    Lender; Duties; Standard of Care. The powers conferred on Lender hereunder are solely to protect its interests in the Collateral and shall not impose on it any duty to exercise such powers. Except as provided in §9-207 of the Code, Lender shall have no duty as to the Collateral or any responsibility for taking any necessary steps to preserve rights against any persons with respect to any Collateral.

          10.    Choice of Law. THE VALIDITY OF THIS AGREEMENT, ITS CONSTRUCTION, INTERPRETATION AND ENFORCEMENT, AND THE RIGHTS OF THE PARTIES HERETO, SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF DELAWARE.

          11.    Amendments; etc. No amendment or waiver of any provision of this Agreement nor consent to any departure herefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of any party to exercise, and no delay in exercising any right under this Agreement, the Loan Agreement, or otherwise with respect to any of the Indebtedness, shall operate as a waiver thereof; nor shall any single or partial exercise of any right under this Agreement or otherwise with respect to any of the Indebtedness preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided in this Agreement or otherwise with respect to any of the Indebtedness are cumulative and not exclusive of any remedies provided by law or in equity.

          12.    Notices. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be given in accordance with the terms of the Loan Agreement.

          13.    Continuing Security Interest. This Agreement shall create a continuing security interest in the Collateral and shall: (i) remain in full force and effect until the indefeasible payment in full of the Indebtedness; (ii) be binding upon Grantor, his successors and assigns; and (iii) inure to the benefit of Lender and its successors and assigns. Upon the indefeasible payment

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in full of the Indebtedness, the security interests granted hereby shall automatically terminate and all rights to the Collateral shall revert to Grantor. Upon any such termination, Lender will, at Lender's expense, return to Grantor all certificates and other evidences of Collateral, and execute and deliver to Grantor such documents as Grantor shall reasonably request to evidence such termination. Such documents shall be prepared by Grantor and shall be in form and substance reasonably satisfactory to Lender.

          14.    Security Interest Absolute. To the maximum extent permitted by law, all rights of Lender and security interests hereunder, and all obligations of the Grantor hereunder, shall be joint and several, absolute and unconditional irrespective of:

(a) any lack of validity or enforceability of any of the Indebtedness or any other agreement or instrument relating thereto, including the Loan Agreement;
(b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Indebtedness, or any other amendment or waiver of or any consent to any departure from the Loan Agreement or the Note, or any other agreement or instrument relating thereto;

(c) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty for all or any of the Indebtedness; or
(d) any other circumstances that might otherwise constitute a defense available to, or a discharge of, Grantor.

          15.    Headings. Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement or be given any substantive effect.

          16.    Severability. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

          17.    Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same Agreement.

          18.    Governing Law; Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by the domestic laws of the State of Delaware. Grantor agrees that the state and federal courts in San Diego County, California, or any other court in which Lender initiates proceedings have exclusive jurisdiction over all matters arising out of this Agreement,

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          IN WITNESS WHEREOF, Grantor and Lender have caused this Agreement to be duly executed and delivered by their officers thereunto duly authorized as of the date first above written.

GRANTOR:
By:	/s/ Donald A. Cook DONALD A. COOK

LENDER:
VSOURCE (USA), INC.
By:	/s/ David Hirschhorn
Name:	David Hirschhorn
Title:	Co-Chief Executive Officer

Signature Page
Stock Pledge Agreement

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SCHEDULE A

TO

STOCK PLEDGE AGREEMENT

Pledged Shares

ISSUER	ORGANIZED IN	NUMBER OF SHARES	CLASS	CERTIFICATE NUMBER(S)	PERCENTAGE PLEDGED	PERCENTAGE OWNED
Clinicis, Inc.	California	5,000,000	Common	2	100%	100%
			Common
			Common
			Common

ScheduleA-Page-1

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SCHEDULE B

TO

STOCK PLEDGE AGREEMENT

Addresses of Grantor

19235 Northfleet Way
Los Angeles, CA 91356

Schedule B

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SCHEDULE C

TO

STOCK PLEDGE AGREEMENT

Existing Proceeds

Stock Pledge Agreement